THE COMPANY	9 Months Ended
Sep. 30, 2024
THE COMPANY
THE COMPANY	THE COMPANY
Background and description of the business
Amer Sports, Inc. (formerly Amer Sports Management Holding (Cayman) Limited) (the “Company”) was founded on January 3, 2020 and is incorporated and domiciled in Grand Cayman, the Cayman Islands. The Company’s registered office is Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands. The Company and its consolidated subsidiaries are referred to as the “Group” or “Amer Sports”.
Amer Sports is a global portfolio of sport and outdoor brands, including Arc’teryx, Salomon, Wilson, Atomic and Peak Performance. Amer Sports manufactures, markets and sells sports equipment, apparel, and footwear through wholesale and direct to consumer ("DTC") channels globally and has a sales network in over 40 countries, with North America, Europe, Asia and China being the main market areas.
On January 31, 2024, the Company completed the initial public offering (“IPO”) of 105,000,000 ordinary shares at an initial offering price of $13.00 and began trading on the New York Stock Exchange under the ticker “AS” on February 1, 2024. The IPO closed on February 5, 2024, raising $1.37 billion in gross proceeds, and the underwriters subsequently exercised a portion of their overallotment option to purchase additional shares of 7,875,000 at the initial offering price of $13.00, raising $102.4 million in additional gross proceeds on February 6, 2024.
On February 8, 2024, the underwriters exercised the remaining portion of the option to purchase additional shares of 7,875,000 at the initial offering price of $13.00, raising an additional $102.4 million in further additional gross proceeds.
Seasonality
Although the Company operates in a number of sporting goods segments during all four seasons, its business is subject to seasonal fluctuations. Historically, the fourth quarter of a financial year has been the strongest quarter for the Group in terms of both net sales and profitability, primarily due to higher sales through the Company’s DTC channel compared to the rest of the year and a higher share of fall and winter collections in the Group’s Technical Apparel and Outdoor Performance segments. The Ball & Racquet Sports segment is generally more consistent across fiscal quarters. Working capital requirements typically increase throughout the second and third fiscal quarters as inventory builds to support the Group’s peak shipping and selling period which typically occurs from August to December. Cash provided by operating activities is typically highest in the first fiscal quarter due to the significant inflows associated with the peak selling season.